EXHIBIT 24.1
POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2005, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated:	March 6, 2006	/s/ Jerry W. Box

Jerry W. Box
WITNESSES:

/s/ Edah Keating Edah Keating

/s/ Del Lancaster Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2005, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated:	March 6, 2006	/s/ William Thomas Ballantine

William Thomas Ballantine
WITNESSES:

/s/ Edah Keating Edah Keating

/s/ Del Lancaster Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2005, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated:	March 6, 2006	/s/ David P. Hunt

David P. Hunt, Director

/s/ Edah Keating Edah Keating

/s/ Del Lancaster Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2005, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated:	March 6, 2006	/s/ Alan J. Kaufman

Alan J. Kaufman, Director
WITNESSES:

/s/ Edah Keating Edah Keating

/s/ Del Lancaster Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2005, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated:	March 6, 2006	/s/ James H. Stone

James H. Stone, Director
WITNESSES:

/s/ Edah Keating Edah Keating

/s/ Del Lancaster Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2005, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated:	March 6, 2006	/s/ Roger C. Stull

Roger C. Stull, Director
WITNESSES:

/s/ Edah Keating Edah Keating

/s/ Del Lancaster Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2005, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated:	March 6, 2006	/s/ F. Walker Tucei, Jr.

F. Walker Tucei, Jr., Director
WITNESSES:

/s/ Edah Keating Edah Keating

/s/ Del Lancaster Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2005, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated:	March 6, 2006	/s/ Gary Warren

Gary Warren, Director
WITNESSES:

/s/ Edah Keating Edah Keating

/s/ Del Lancaster Del Lancaster